UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2014

RELIABRAND INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54300	75-3260541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Evans Court, Suite 103, Kelowna, BC Canada V1X 6G4
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  778-478-9997

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On August 29, 2014, Reliabrand Inc. (the “Company”) announced that it has retained LionsGate Ventures Inc. as its investor relations firm for an initial period of three months.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABRAND INC.

August 29, 2014	/s/ Antal Markus

Antal Markus, CEO